Supplement Dated October 24, 2001, to
the Prospectus Dated May 1, 2001 for
ASSET PORTFOLIO MANAGER Variable Universal Life
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

This supplement updates certain information contained in your May 1, 2001, Prospectus. Please read it carefully and keep it for future reference.

The information relating to the rate of loan interest charged under your policy on page 10, under the heading of "Loans," and page 36, fifth paragraph, under the heading of "Policy Loans," is hereby changed to read as follows:

Currently, loan interest charges on your policy loan accrue daily at an annual interest rate of 3.00% for preferred loans. The guaranteed maximum rate and the current rate for non-preferred loans is 3.75% for policy years 1 through 10 and 3.15% thereafter.

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The following information relating to preferred policy loans is hereby added to the discussion titled, "Policy Loans" on page 36:

Effective June 1, 2001, beginning with the 11th policy year, all outstanding loan balances will be considered preferred loans, as a matter of current practice. Please see the table below.

Preferred Loans

Policy Year	New Loan	Outstanding Balance
1-10	N/A	N/A
11+	Not guaranteed, but current practice is all loans are preferred.	Not guaranteed, but current practice is all loans are preferred.

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